                                                                   Exhibit 10.21

                    KEY EMPLOYEE PURCHASED STOCK AGREEMENT
                    --------------------------------------


          KEY EMPLOYEE PURCHASED STOCK AGREEMENT (this "Agreement") dated as of
                                                        ---------
_________ __, 1999, by and between ChipPAC, Inc., a California corporation (the "Company") and _______ ("Employee").
 -------                 --------

          Pursuant to the Company's 1999 Stock Purchase and Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit A, the Company and
 ----                                          ---------
Employee desire to enter into an agreement pursuant to which Employee will purchase and the Company will sell certain shares of the Company's Class L Common Stock, par value $.01 per share (the "Class L Common") and certain shares
                                             --------------
of the Company's Class A Common Stock, par value $.01 per share (the "Class A
                                                                      -------
Common" and together with the Class L Common, the "Common Stock").  All of such
------                                             ------------
shares of Common Stock and all shares of the Company's capital stock hereafter acquired by Employee are referred to herein as "Employee Stock."
                                                --------------

          The parties hereto agree as follows:

                               STOCK PROVISIONS

          1.   Purchase and Sale of Stock.
               --------------------------

          (a) Upon execution of this Agreement, Employee will purchase, and the Company will sell, ________ shares of Class L Common at a price of $9.00 per share and ______ shares of Class A Common at a price of $0.1111 per share, for
an aggregate purchase price of ______.   All of the shares of Employee Stock
issued to Employee pursuant to this Section 1(a) shall constitute "Time Vesting
                                                                   ------------
Shares."
------

          (b) The Company will deliver to Employee copies of certificates representing the shares of Employee Stock purchased pursuant to this Agreement, and, upon receipt of such copies, Employee will deliver to the Company (i) a certified bank check, wire transfer of funds or a personal check in the amount of the aggregate purchase price under Section 1(a) above and (ii) an executed consent from Employee's spouse (if any) in the form of Exhibit B attached
                                                       ---------
hereto. If, at any time subsequent to the date hereof and prior to the occurrence of a Termination Event (as defined in Section 3(g) hereof), Employee becomes legally married (whether in the first instance or to a different spouse), Employee shall cause Employee's spouse to execute and deliver a consent in the form of Exhibit B attached hereto. Employee's failure to deliver the
               ---------
Company an executed consent in the form of Exhibit B at any time when Employee
                                           ---------
would otherwise be required to deliver such consent shall constitute Employee's continuing representation and warranty that Employee is not legally married as of such date.

          (c)  Representations and Warranties.  In connection with the purchase
               ------------------------------
and sale of the Employee Stock hereunder, Employee represents and warrants to the Company that:

               (i) The Employee Stock to be acquired by Employee pursuant to this Agreement will be acquired for Employee's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"), or any applicable
                                              --------
     state securities laws, and the Employee Stock will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

               (ii) Employee is an executive officer or management employee of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Employee Stock.

               (iii) Employee is able to bear the economic risk of his or her investment in the Employee Stock for an indefinite period of time because the Employee Stock has not been registered under the 1933 Act and, therefore, cannot be sold unless subsequently registered under the 1933 Act or an exemption from such registration is available.

               (iv) Employee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Employee Stock and has had full access to such other information concerning the Company and its Subsidiaries as he or she has requested. The Company has provided to Employee, and Employee has reviewed, or has had an opportunity to review, a copy of that certain Offering Circular of ChipPAC International Limited dated July 22, 1999, and Employee is familiar with each of the transactions contemplated thereby. Employee has also reviewed a copy of the Plan (a copy of which is attached hereto as Exhibit A).
                                                             ---------

               (v) This Agreement constitutes the legal, valid and binding obligation of Employee, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Employee does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Employee is a party or any judgment, order or decree to which Employee is subject.

               (vi) Employee has consulted, or has had an opportunity to consult with, independent legal counsel regarding his or her rights and obligations under this Agreement and he or she fully understands the terms and conditions contained herein.

          (d)  Acknowledgment.  As an inducement to the Company to sell the
               --------------
Employee Stock to Employee, and as a condition thereto, Employee acknowledges and agrees that:

               (i) the Company will have no duty or obligation to disclose to Employee, and Employee will have no right to be advised of, any material information regarding the Company or its Subsidiaries at any time prior to, upon or in connection with the repurchase of Employee Stock upon the termination of Employee's employment with the Company or its Subsidiaries or as otherwise provided hereunder; and

               (ii) neither the issuance of the Employee Stock to Employee nor any provision contained herein shall entitle Employee to remain in the employment of the Company or its Subsidiaries or affect the right of the Company to terminate Employee's employment at any time for any reason.

          (e)  Plan Acknowledgment.  The Company and Employee acknowledge and
               -------------------
agree that this Agreement has been executed and delivered, and the Employee Stock has been issued hereunder, in connection with and as part of the compensation and incentive arrangements between the Company and Employee. The issuance of Employee Stock hereunder is pursuant to, and subject to all the terms and conditions of the Plan, attached hereto as Exhibit A.
                                                     ---------

          (f)  83(b) Election.  Within 30 days after the date hereof, each
               --------------
Employee that is subject to United States federal income tax will make an effective election (in the form of Exhibit C attached hereto) with the Internal
                                   ---------
Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code") relative to the
                                                          ----
Employee Stock purchased pursuant to this Agreement.

          2.   Vesting of Time Vesting Shares.
               ------------------------------

          (a)  Definitions. The following terms are defined as follows:
               -----------

          "Independent Third Party" means any Person who, immediately prior to
           -----------------------
the contemplated transaction, does not own in excess of 10% of the Company's common stock on a fully diluted basis, who is not controlling, controlled by or under common control with any such 10% owner of the Company's common stock and who is not the spouse or descendant (by birth or adoption) of any such 10% owner of the Company's common stock.

          "Investors" means Bain Capital Fund VI, L.P., BCIP Associates II, BCIP
           ---------
Associates II-B, BCIP Associates II-C, BCIP Trust Associates II, BCIP Trust Associates II-B, PEP Investments Pty., Ltd., Randolph Street Partners 1998 DIF, LLC, Randolph Street Partners II and SXI Group LLC and any of their transferees.

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Sale of the Company" means any transaction involving the Company and
           -------------------
an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis (for purposes hereof "all or substantially all" shall have the meaning given such phrase in the Revised Model Business Corporation Act).

          (b)  Vesting.  On each date set forth below the Time Vesting Shares
               -------
shall become vested with respect to the cumulative percentage of Time Vesting Shares set forth opposite such date if Employee is, and has been, continuously employed by the Company or its Subsidiaries from the date of this Agreement through such date:

                                    Cumulative Percentage
                                        of Time Vesting
          Date                           Shares Vested
          ----                           -------------

     August 5, 2000                           20%
     August 5, 2001                           40%
     August 5, 2002                           70%
     August 5, 2003                          100%

; provided that, if Employee's Termination Date (as defined in paragraph 3(b) hereof) occurs at any time after August 5, 2000 and prior to August 5, 2003, the cumulative percentage of Time Vesting Shares to become vested shall be determined on a pro rata basis according to the number of fiscal quarters (i.e., fiscal quarters ending November 1, February 1, May 1 and August 1) elapsed since the prior annual vesting date and provided further, that upon any Change in Control (as defined below), so long as Employee was employed by the Company or any of its Subsidiaries on the day immediately prior to such Change in Control, all of the Time Vesting Shares shall become vested. For purposes hereof, a "Change in Control" shall be deemed to occur upon the first date that the
 -----------------
Investors and their affiliates collectively cease to own at least 35% of the aggregate number of shares of common stock of the Company that they own on the date hereof (as adjusted for stock splits, stock dividends and recapitalization and for exchanges in connection with a merger, consolidation, reorganization or sale). Time Vesting Shares which have become vested are referred to herein as "Vested Shares" and all other Time Vesting Shares are referred to herein as
 -------------
"Unvested Shares."
 ---------------

          3.   Repurchase Option.
               -----------------

          (a)  Definitions.  The following terms are defined as follows:
               -----------

          "Cause" shall have the meaning assigned to such term in Employee's
           -----
written employment arrangements with the Company or any of its Subsidiaries or, in the absence of any such written employment arrangements, "Cause" shall mean
(i) the commission of a felony or any other act or omission involving dishonesty, disloyalty or fraud with respect to the Company or any of its Subsidiaries or any of their customers or suppliers, (ii) conduct tending to bring the Company or any of its Subsidiaries into substantial public disgrace or disrepute, (iii) substantial and repeated failure to perform duties as reasonably directed by the Company's board of directors or management, (iv) gross negligence or willful misconduct with respect to the Company or any of its Subsidiaries or (v) any other material breach of this Agreement.

          "Fair Market Value" of each share of Employee Stock means the market
           -----------------
value as determined in good faith by the Company's board of directors.

          "Original Cost" of each share of Employee Stock will be equal to the
           -------------
price paid by the Employee for each share of Common Stock (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Common Stock subsequent to the date hereof).

          "Subsidiary" means any corporation of which shares of stock having a
           ----------
majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

          (b)  Repurchase Option.  In the event that Employee is no longer
               -----------------
employed by the Company or any of its Subsidiaries for any reason (the date of such termination being referred to herein as the "Termination Date"), the
                                                  ----------------
Employee Stock, whether held by Employee or one or more transferees, will be subject to repurchase by the Company and the Investors (each of the aforementioned, solely at their option) pursuant to the terms and conditions set forth in this paragraph 3 (the "Repurchase Option").
                                -----------------

          (c)  Repurchase Price.  If Employee is no longer employed by the
               ----------------
Company or any of its Subsidiaries for any reason, then on or after the Termination Date, the Company and the Investors may elect to purchase (i) in the case of Employee's termination for Cause or in the case of Employee's participation in any Competitive Activity during the Noncompete Period (as each such term is defined in Section 12 hereof), all or any portion of the Employee Stock at a price per share equal to the lower of Original Cost or Fair Market Value (as of the Termination Date) and (ii) in any other case, all or any portion of the Unvested Shares at a price per share equal to Fair Market Value (as of the Termination Date).

          (d)  Repurchase Procedures.  The Company may elect to exercise the
               ---------------------
right to purchase all or any portion of the shares of Employee Stock pursuant to the Repurchase Option by delivering written notice (the "Repurchase Notice") to
                                                         -----------------
the holder or holders of the Employee Stock within 45 days of the Termination Date (or in the case of Employee's participation in any Competitive Activity during the Noncompete Period, within 45 days of the date the Company becomes aware of any such participation, but in no event later than the 45/th/ day after the expiration of the Noncompete Period). The Repurchase Notice will set forth the number of shares of Employee Stock to be acquired from such holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If any Employee Stock is held by any transferees of Employee, the Company shall purchase the shares elected to be purchased from such holder(s) of Employee Stock, pro rata according to the number of shares of Employee Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). If Employee Stock of different classes is to be purchased by the Company and Employee Stock is held by any transferees of Employee, the number of shares of each class of Employee Stock to be purchased will be allocated among such holders, pro rata according to the total number of shares of Employee Stock to be purchased from such persons.

          (e)   Investor Rights.
                ---------------

          (i) If for any reason the Company does not elect to purchase all of the Employee Stock pursuant to the Repurchase Option prior to the 45/th/ day following the Termination Date (or in the case of Employee's participation in any Competitive Activity during the Noncompete Period, within 45 days of the date the Company becomes aware of any such participation, but in no event later than the 45/th/ day after the expiration of the Noncompete Period), the Investors will be entitled to exercise the Repurchase Option, in the manner set forth in this paragraph 3, for the Employee Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable, but in any event
               ----------------
within thirty (30) days after the Company determines that there will be any Available Shares (and in no event later than the 45/th/ day following the Termination Date (or the 45/th/ day following the date the Company becomes aware of Employee's participation in any Competitive Activity, but in no event later than the 45/th/ day after the expiration of the Noncompete Period)), the Company will deliver written notice (the "Option Notice") to the Investors setting forth
                                  -------------
the number of Available Shares and the price for each Available Share.

          (ii) Each of the Investors will initially be permitted to purchase its pro rata share (based upon the number of shares of Common Stock then held by such Investors) of the Available Shares. Each Investor may elect to purchase any number of the Available Shares (subject to the preceding sentence) by delivering written notice to the Company within 30 days after receipt of the Option Notice from the Company (such 30-day period being referred to herein as the "Election
                                                                      --------
Period").
------

          (iii) As soon as practicable but in any event within five (5) days after the expiration of the Election Period, the Company will, if necessary, notify the Investors electing to purchase Available Shares of any Available Shares which Investors have elected not to purchase and each of the electing Investors will be entitled to purchase the remaining Available Shares on the same terms as described above (the "Second Option Notice"); provided that if in
                                    --------------------
the aggregate such Investors elect to purchase more than the remaining Available Shares, such remaining Available Shares purchased by each such Investor will be reduced on a pro rata basis based upon the number of shares of Common Stock then held by such Investors. Each Investor may elect to purchase any of the remaining Available Shares available to such Investor by delivering written notice to the Company within 5 days after the delivery of the Second Option Notice (with such 5-day period referred to herein as the "Second Election
                                                          ---------------
Period").
------

          (iv) As soon as practicable but in any event within five (5) days after the expiration of the Election Period or the Second Election Period (if
any) the Company will, if necessary, notify the holder(s) of Employee Stock as to the number of shares of Employee Stock being purchased from the holder(s) by the Investors (the "Supplemental Repurchase Notice"). At the time the Company
                    ------------------------------
delivers a Supplemental Repurchase Notice to the holder(s) of Employee Stock, the Company will also deliver to each electing Investor written notice setting forth the number of shares of Employee Stock the Company and each Investor will acquire, the aggregate purchase price to be paid and the time and place of the closing of the transaction.

          (f)  Closing.  The closing of the transactions contemplated by this
               -------
paragraph 3 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than 90 days after the delivery of such notice. The Company and/or the Investors, as the case may be, will pay for the Employee Stock to be purchased pursuant to the Repurchase Option by delivery of, in the case of each Investor, a check payable to the holder of such Employee Stock, and in the case of the Company (i) first, by cancellation of any amounts due and owing under any promissory note issued by Employee to the Company, (ii) second, by a check payable to the holder of such Employee Stock up to the amount of the Original Cost therefor paid in cash by Employee and (iii) a note or notes payable in one installment on the first anniversary of the closing of such purchase and bearing interest at a rate per annum equal to 8% (it being agreed that the Company may, in its sole discretion, elect to make any payment under this clause (iii) in cash), in any case in the aggregate amount of the purchase price for such shares. Any notes issued by the Company pursuant to this paragraph 3(f) shall be subject to any restrictive covenants to which the Company is subject at the time of such purchase. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Employee Stock by the Company will be subject to applicable restrictions contained in the California General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Employee Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Company and/or the Investors, as the case may be, will receive customary representations and warranties from each seller regarding the sale of the Employee Stock, including, but not limited to, the representation that such seller has good and marketable title to the Employee Stock to be transferred free and clear of all liens, claims and other encumbrances.

          (g)  Termination of Repurchase Option.  The provisions of this
               --------------------------------
paragraph 3 will terminate upon the first to occur of (i) a Sale of the Company and (ii) the first date subsequent to the date that the Company sells any shares of its common stock pursuant to a registration statement filed under the 1933 Act (collectively, a "Termination Event").
                      -----------------

          4.   Restrictions on Transfer.
               ------------------------

          (a)  Transfer of Employee Stock.  Employee will not sell, pledge or
               --------------------------
otherwise transfer any interest in any shares of Employee Stock, except pursuant to the provisions of para graphs 3, 4(b), 4(c), 7 or 8 hereof.

          (b)  Certain Permitted Transfers.  The restrictions contained in this
               ---------------------------
paragraph 4 will not apply with respect to transfers of Employee Stock (i) pursuant to applicable laws of descent and distribution or (ii) among Employee's Family Group (as defined below), provided that the restrictions contained in this paragraph 4 will continue to be applicable to the Employee Stock after any such transfer and the transferees of such Employee Stock shall agree in writing to be bound by the provisions of this Agreement. "Family Group" means
                                                   ------------
Employee's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of Employee and/or Employee's spouse and/or descendants. Any transferee of Employee Stock pursuant to a transfer in accordance with the provisions of this subparagraph 4(b) is herein referred to as a "Permitted Transferee." Upon the transfer of Employee Stock
                  --------------------
pursuant to this paragraph 4(b), Employee will deliver a written notice (the "Transfer Notice") to the Company. The Transfer Notice will disclose in
 ---------------
reasonable detail the identity of the Permitted Transferee(s).

          (c)  Participation Rights.
               --------------------

     (i) At least 30 days prior to any transfer of shares of any class of Common Stock by an Investor (other than a transfer among the Investors or their affiliates or to an employee or director of the Company or its Subsidiaries), the transferring Investor will deliver written notice (the "Sale Notice") to the Company, Employee and all other holders of such class
      -----------
     of Common Stock that have been granted participation rights similar to the participation rights granted herein (Employee and such other holders of Common Stock with participation rights collectively referred to as the "Other Stockholders"), specifying in reasonable detail the identity of the
      ------------------
     prospective transferee(s) and the terms and conditions of the transfer. Notwithstanding the restrictions contained in this paragraph 4, the Other Stockholders may elect to participate in the contemplated transfer by delivering written notice to the transferring Investor within 10 days after delivery of the Sale Notice. If any Other Stockholders have elected to participate in such transfer, each of the transferring Investor and such Other Stockholders will be entitled to sell in the contemplated transfer, at the same price and on the same terms, a number of shares of such class of Common Stock equal to the product of (A) the quotient determined by dividing the number of shares of such class of Common Stock owned by such person by the aggregate number of shares of such class of Common Stock owned by the transferring Investor and the Other Stockholders participating in such sale and (B) the number of shares of such class of Common Stock to be sold in the contemplated transfer. Notwithstanding the foregoing, in the event that the transferring Investor(s) intend to transfer shares of more than one class of Common Stock, the Other Stockholders participating in such transfer shall be required to sell in the contemplated transfer a pro rata portion of shares of all such classes of Common Stock, which portion shall be determined in the manner set forth immediately above.

     For example (by way of illustration only), if the Sale Notice contemplated
     -----------------------------------------
     a sale of 100 shares of Class L Common by the transferring Investor, and if the transferring Investor at such time owns 30% of the Class L Common and if one Other Stockholder elects to participate and owns 20% of the Class L Common, the transferring Investor would be entitled to sell 60 shares
     (30% / 50% x 100 shares) and the Other Stockholder would be entitled to sell 40 shares (20% / 50% x 100 shares).

     (ii) The transferring Investor will use reasonable efforts to obtain the agreement of the prospective transferee(s) to the participation of the Other Stockholders in any contemplated transfer, and the transferring Investor will not transfer any of its shares of Common Stock to the prospective transferee(s) unless (A) simultaneously with such transfer, the prospective transferee or transferees purchase from the Other Stockholders the shares of Common Stock which the Other Stockholders are entitled to sell to such prospective transferee(s) pursuant to paragraph 4(c)(i) above or (B) simultaneously with such transfer, the transferring Investor purchases the number of shares of such class of Common Stock from the Other Stockholders which the Other Stockholders would have been entitled to sell pursuant to paragraph 4(c)(i) above.

          (d)  Termination of Transfer Restrictions. The provisions of this
               ------------------------------------
paragraph 4 will terminate upon the occurrence of a Termination Event.

          5.   Additional Restrictions on Transfer.
               -----------------------------------

          (a) The certificates representing the Employee Stock will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EMPLOYEE STOCK AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND AN EMPLOYEE OF THE COMPANY DATED AS OF _________ __, 1999, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) No holder of Employee Stock may sell, transfer or dispose of any Employee Stock (except pursuant to an effective registration statement under the Securities Act of 1933) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel shall be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such transfer.

          6.   Definition of Employee Stock. For all purposes of this Agreement,
               ----------------------------
Employee Stock will continue to be Employee Stock in the hands of any holder other than Employee (except for the Company, the Investors or purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction (other than a Rule 144(k) transaction occurring prior to the time of a closing of a Public Offering (as defined in Section 8 below)), and each such other holder of Employee Stock will succeed to all rights and obligations attributable to Employee as a holder of Employee Stock hereunder. Employee Stock will also include shares of the Company's capital stock issued with respect to shares of Employee Stock by way of a stock split, stock dividend or other recapitalization.

          7.   Sale of the Company
               -------------------

          (a) If the holders of a majority of the shares of the Company's common stock held by the Investors approve (and, in the case of any sale or other fundamental change which requires the approval of the board of directors of a California corporation pursuant to the California General Corporation Law, the Company's board of directors shall have approved such sale) a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party or group of Independent Third Parties (an "Approved Sale"), each holder of Employee Stock will vote for,
             -------------
consent to and raise no objections against such Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Employee Stock will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Employee Stock will agree to sell all of his or her shares of Employee Stock and rights to acquire shares of Employee Stock on the terms and conditions approved by the Company's board of directors and the holders of a majority of the Company's common stock then outstanding. Each holder of Employee Stock will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

          (b) The obligations of the holders of Common Stock with respect to the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Common Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Common Stock would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Articles of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Common Stock.

          (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Employee Stock will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Employee Stock appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Employee Stock declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) Employee and the other holders of Employee Stock (if any) will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Employee Stock pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Employee and the other holders of Employee Stock on their own behalf will not be considered costs of the transaction hereunder.

          (e) The provisions of this paragraph 7 will terminate upon the closing of a Public Offering (as defined below).

          8.   Public Offering.  In the event that the Company's board of
               ---------------
directors and the holders of a majority of the Company's shares of common stock then outstanding approve an initial public offering and sale of the Company's common stock (a "Public Offering") pursuant to an effective registration
                 ---------------
statement under the 1933 Act, the holders of Employee Stock will take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure will adversely affect the marketability of the offering, each holder of Employee Stock will consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters, the Company's board of directors and holders of a majority of the shares of Common Stock then outstanding find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange.

          9.   Voting Agreement.  Each holder of Employee Stock hereby agrees to
               ----------------
vote all of his or her shares of Employee Stock (and, in the event such holder is entitled to vote any of the Company's other securities for the election of directors, such holder shall vote all such securities) and take all other necessary actions (whether in such holder's capacity as a stockholder, director or officer of the Company), and the Company shall take all necessary or desirable actions as are requested by the Investors, in order to cause any representatives designated by the Investors to be elected as members of the Company's board of directors. In addition, no holder shall vote his or her shares of Employee Stock (or such other securities) in connection with the removal of any of the Investors' designees as a director unless and until the Investors direct such holder how to vote on such removal. Except as otherwise provided herein, each holder of Employee Stock shall at all times retain the right to vote his or her Employee Stock (and such other securities) in his or her sole discretion on all other matters presented to the Company's stockholders for a vote. All Investor determinations under this paragraph 9 shall be made by the Investors holding a majority of the Common Stock held by all Investors (in each case determined on a fully-diluted basis). The provisions of this paragraph 9 shall terminate upon the occurrence of a Termination Event.

          10.  Confidential Information.  Employee acknowledges that the
               ------------------------
information, observations and data obtained by him or her while employed by the Company and its Subsidiaries concerning the business or affairs of the Company or any of its Subsidiaries ("Confidential Information") are the property of the
                             ------------------------
Company or such Subsidiary. Therefore, Employee agrees that he or she shall not disclose to any unauthorized person or use for his or her own purposes any Confidential Information without the prior written consent of the Company's board of directors, unless and to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of Employee's acts or omissions. Employee shall deliver to the Company as of the Termination Date, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) relating to the Confidential Information, Work Product (as defined below) or the business of the Company or any Subsidiary which he or she may then possess or have under his or her control.

          11.  Inventions and Patents.  Employee acknowledges that all
               ----------------------
inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable) which relate to the Company's or any of its Subsidiaries' actual or anticipated business, research and development or existing or future products or services and which are conceived, developed or made by Employee while employed by the Company or its Subsidiaries ("Work Product") belong to the Company or
                                     ------------
such Subsidiary. Employee shall promptly disclose such Work Product to the Company's board of directors and perform all actions reasonably requested by the Company's board of directors (whether during or after the period of Employee's employment with the Company or its Subsidiaries) to establish and confirm such ownership (including, without limitation, assignments, consents, powers of attorney and other instruments).

          12.  Non-Compete, Non-Solicitation.
               -----------------------------

          (a) In further consideration of the sale and purchase of the Company's stock hereunder and the other stock sales and stock options made available to Employee pursuant to separate agreements, Employee acknowledges that in the course of his or her employment with the Company or its Subsidiaries he or she shall become familiar with the Company's and its Subsidiaries' trade secrets and with other Confidential Information concerning the Company and its Subsidiaries and that his or her services shall be of special, unique and extraordinary value to the Company and its Subsidiaries. Therefore, Employee agrees that, during the period of his or her employment with the Company or its Subsidiaries and, at the Company's option, so long as the Company elects to pay Employee's monthly base salary during any such month (it being agreed that the Company's payment of any severance or other termination payments pursuant to any separate employment or other agreement between the Company and Employee which provides Employee with severance or other termination payments (whether on a periodic basis or in a lump sum) not less than Employee's monthly base salary shall be deemed to satisfy the aforementioned requirement), on a month to month basis thereafter for a period not to exceed twelve months (the "Noncompete
                                                                ----------
Period"), he or she shall not directly or indirectly own any interest in,
------
manage, control, participate in, consult with,
render services for, or in any manner engage in any business competing with the businesses of the Company or its Subsidiaries, as such businesses exist or are in process on the date of the termination of Employee's employment, anywhere in the world (any of the foregoing, a "Competitive Activity"). Nothing herein shall
                                    --------------------
prohibit Employee from being a passive owner of not more than 2% of the outstanding stock of any class of a corporation which is publicly traded, so long as Employee has no active participation in the business of such corporation.

          (b) During the Noncompete Period, Employee shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company or any Subsidiary to leave the employ of the Company or such Subsidiary, or in any way interfere with the relationship between the Company or any Subsidiary and any employee thereof, (ii) hire any person who was an employee of the Company or any Subsidiary at any time during Employee's period of employment with the Company or its Subsidiaries or (iii) induce or attempt to induce any customer, supplier, licensee, licensor, franchisee or other business relation of the Company or any Subsidiary to cease doing business with the Company or such Subsidiary, or in any way interfere with the relationship between any such customer, supplier, licensee, licensor, franchisee or business relation and the Company or any Subsidiary (including, without limitation, making any negative statements or communications about the Company or its Subsidiaries).

          13.  Enforcement.  If, at the time of enforcement of paragraph 10, 11
               -----------
or 12 of this Agreement, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties hereto agree that the maximum period, scope or geographical area reason able under such circumstances shall be substituted for the stated period, scope or area.
Because Employee's services are unique and because Employee has access to Confidential Information and Work Product, the parties hereto agree that money damages would not be an adequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security). In addition, in the event of an alleged breach or violation by Employee of paragraph 12, the Noncompete Period shall be tolled until such breach or violation has been duly cured. Employee agrees that the restrictions contained in paragraph 12 are reasonable.

          14.  Other Businesses.  As long as Employee is employed by the Company
               ----------------
or any of its Subsidiaries, Employee agrees that he or she will not, except with the express written consent of the Company's board of directors, become engaged in, or render services for, any business other than the business of the Company or any of its Subsidiaries.

          15.  Holdback Agreement.  No holder of Employee Stock will effect any
               ------------------
public sale or distribution (including sales pursuant to Rule 144 of the 1933
Act) of any Employee Stock or of any other capital stock or equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such stock or securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten public offering of the Company's common stock, except as part of such underwritten public offering. The restrictions on the transfer set forth in this Section 15 shall continue with respect to each share of Employee Stock until the date on which such share has been transferred pursuant to an offering registered under the 1933 Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k)), adopted under the 1933 Act.

          16.  Employee's Representations.  Employee hereby represents and
               --------------------------
warrants to the Company that (i) the execution, delivery and performance of this Agreement by Employee do not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Employee is a party or by which he or she is bound, (ii) Employee is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any other person or entity and (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Employee, enforceable in accordance with its terms.

          17.  Survival.  Paragraphs 10, 11 and 12 shall survive and continue in
               --------
full force in accordance with their terms notwithstanding any termination of Employee's employment.

          18.  Notices.  Any notice provided for in this Agreement must be in
               -------
writing and must be personally delivered or sent by guaranteed overnight delivery service, to the Investors and Employee at the addresses indicated in the Company's records and to the Company at the address indicated below:

     To the Company:

          ChipPAC, Inc.
          3151 Coronado Drive
          Santa Clara, California 95054
          Attn: CEO

     With a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn: Jeffrey C. Hammes, P.C.
                Gary M. Holihan

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or deposited with such delivery service.

          19.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. In the event that any ruling of any court or governmental authority calls into question the validity of any portion of this Agreement, the parties hereto shall consult with each other concerning such matters and shall negotiate in good faith a modification to this Agreement which would obviate any such questions as to validity while preserving, to the extent possible, the intent of the parties and the economic and other benefits of this Agreement and the portion thereof whose validity is called into question.

          20.  Complete Agreement.  This Agreement embodies the complete
               ------------------
agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          21.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts (any one of which may be delivered by facsimile), each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

          22.  Successors and Assigns.  This Agreement is intended to bind and
               ----------------------
inure to the benefit of and be enforceable by Employee, the Company, the Investors and their respective successors and assigns, provided that Employee may not assign any of his or her rights or obligations, except as expressly provided by the terms of this Agreement.

          23.  GOVERNING LAW.  ALL ISSUES CONCERNING THE ENFORCEABILITY,
               -------------
VALIDITY AND BINDING EFFECT OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO SUBMITS TO THE JURISDICTION IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF CALIFORNIA AND WAIVES ANY CLAIM OF IMPROPER JURISDICTION OR LACK OF VENUE IN CONNECTION WITH ANY CLAIM OR CONTROVERSY WHICH MAY BE BROUGHT IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO MAINTAINS SUBSTANTIAL CONTACTS WITH THE STATE OF CALIFORNIA, AND A SIGNIFICANT PORTION OF THE PARTIES' RELATIONSHIP SHALL BE CARRIED OUT IN THE STATE OF CALIFORNIA, BY REASON OF THE COMPANY'S SANTA CLARA, CALIFORNIA FACILITY. EACH PARTY AGREES THAT THE COVENANTS

PROVIDED IN THIS SECTION 23 ARE A MATERIAL INDUCEMENT TO EACH PARTY TO ENTER INTO THIS AGREEMENT, AND EACH PARTY RELIED ON SUCH COVENANTS IN ENTERING INTO THIS AGREEMENT.

          24.  Remedies.  The parties hereto acknowledge and agree that money
               --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          25.  Effect of Transfers in Violation of Agreement.  The Company will
               ----------------------------------------------
not be required (a) to transfer on its books any shares of Employee Stock which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been transferred in violation of this Agreement.

          26.  Amendments and Waivers.  Any provision of this Agreement may be
               ----------------------
amended or waived only with the prior written consent of the board of directors of the Company, the Investors who hold 70% of the Common Stock held by the Investors, and Employee; provided that in the event that such amendment or waiver would adversely affect an Investor or a group of Investors in a manner different than any other Investor, then such amendment or waiver will require the consent of such Investor or a majority of the Common Shares held by such group of Investors adversely affected.

          27.  Third Party Beneficiaries.  The parties hereto acknowledge and
               -------------------------
agree that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                         CHIPPAC, INC.


                         By:  _______________________________

                         Its: _______________________________



                         ____________________________________
                         Employee Name

                                                                       Exhibit B
                                                                       ---------

                                    CONSENT

          The undersigned spouse hereby acknowledges that I have read the following agreements to which my spouse is a party:

          .         1999 ChipPAC, Inc. Stock Purchase and Option Plan
          .         Key Employee Purchased Stock Agreement

and that I understand their contents. I am aware that the such agreements provide for the repurchase of my spouse's shares of capital stock of ChipPAC, Inc. (the "Company") under certain circumstances and impose other restrictions
           -------
on such capital stock. I agree that my spouse's interest in the capital stock is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such capital stock shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements.

          The undersigned spouse irrevocably constitutes and appoints Employee N ame, who is the spouse of the undersigned spouse (the "Shareholder") as the
                                                       -----------
undersigned's true and lawful attorney and proxy in the undersigned's name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all shares of capital stock of the Company in which the undersigned now has or hereafter acquires any interest and in any and all shares of the Company now or hereafter held of record by the Shareholder (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all such shares of capital stock and options), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Shareholder, or dissolution of marriage and this proxy will not terminate without consent of the Shareholder and the Company:


Shareholder:                            Spouse of Shareholder:
-----------                             ---------------------

__________________________              __________________________________
Signature                               Signature

__________________________              __________________________________
Printed Name                            Printed Name

__________________________              __________________________________
Dated                                   Dated

                                                                       Exhibit C
                                                                       ---------

                   ELECTION TO INCLUDE STOCK IN GROSS INCOME
                       PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


          The undersigned acquired shares of Class L Common Stock, par value $.01 per share and shares of Class A Common Stock, par value $.01 per share (collectively, the "Shares"), of ChipPAC, Inc., a California corporation (the
                    ------
"Company"), on _________  __, 1999.  The Company and certain of its shareholders
 -------
have the right to repurchase certain of the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be employed by the Company or its subsidiaries. Hence, the Shares are subject to a substantial risk of forfeiture. The Shares are also non-transferable. The undersigned desires to make an election to have the Shares taxed under (S)83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), at the time he or she acquired the Shares.
      ----

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election with respect to the Shares, to report as taxable income in 1999 the excess of the Shares' fair market value on _________ __, 1999 over the acquisition price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

          1.   The name, address and social security number of the undersigned:

                    __________________
                    __________________
                    __________________
                    Social Security No.: ____________

          2. A description of the property, with respect to which the election is being made: _______ shares of the Company's Class L Common Stock, par value $.01 per share and _________ shares of the Company's Class A Common Stock, par value $.01 per share.

          3. The date on which the property was transferred: _________ __, 1999. The taxable year for which such election is made: Calendar 1999.

          4. The restrictions to which the property is subject: If, at any time prior to the first to occur of (i) a sale of the Company and (ii) the first date subsequent to the date that the Company sells any shares of its common stock pursuant to a registration statement filed under the Securities Act of 1933, as amended, the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Shares shall be subject to repurchase by the Company at fair market value, except in the case of the undersigned's termination for cause or in the event that the undersigned participates in any competitive activity during the period not to exceed 12 months from the date of the undersigned's termination of employment with the Company or any of its subsidiaries, in which event all of the Shares shall be subject to repurchase by the Company at the lower of original cost or fair market value. Twenty percent of the Shares shall become vested as of August 5, 2000, an additional 20% of the Shares shall become vested as of August 5, 2001, an additional 30% of the Shares shall become vested as of August 5, 2002 and the final 30% of the Shares shall become vested on August 5, 2003; provided that if the undersigned's termination of employment with the Company or its subsidiaries occurs at any time after August 5, 2000 and prior to August 5, 2003, the percentages of Shares to become vested shall be determined on a pro-rata fiscal quarter basis; provided further, that upon any change in control, all of the Shares shall become vested.

          5. The fair market value on _________ __, 1999 of the property with respect to which the election is being made, determined without regard to any lapse restrictions: _______.

          6.   The amount paid for such property:  _________.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).

Dated: _________ __, 1999



                              ___________________________________
                                    Employee Name

                                      -2-